UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form 8-K/A

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of
earliest event reported):     September 8, 2005 (September 1, 2005)

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

   Delaware                  002-26821            61-0143150
(State or other            (Commission         (I.R.S. Employer
 jurisdiction of            File Number)       Identification No.)
 incorporation)

 850 Dixie Highway, Louisville, Kentucky           40210
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (502) 585-1100

                    INFORMATION TO BE INCLUDED IN THE REPORT

Brown-Forman Corporation (the "Company or Brown-Forman") hereby amends its Current Report on Form 8-K filed with the Commission on September 2, 2005 to provide the required pro forma financial statements of the Company relating to the disposition by the Company of substantially all of Lenox, Incorporated ("Lenox") to Department 56, Inc. ("Department 56").

Item 2.01  Completion of Acquisition or Disposition of Assets.

A previously reported, on September 1, 2005, Brown-Forman completed the sale of substantially all of Lenox to Department 56 for $196 million in cash (subject to a post-closing working capital adjustment) pursuant to the Stock Purchase Agreement entered into by the Company and Department 56 on July 21, 2005. Please refer to the Company's Current Report on Form 8-K filed with the Commission on September 2, 2005 for additional information.

Item 9.01.  Financial Statements and Exhibits

 (a)     Not applicable.

 (b)     Pro Forma Financial Information (Unaudited)

            Introduction to Pro Forma Financial Statements (Unaudited)      F-1

            Pro Forma Balance Sheet as of July 31, 2005 (Unaudited)         F-2

            Pro Forma Statement of Operations (Unaudited)
               Three months ended July 31, 2005                             F-3
               Year Ended April 30, 2005                                    F-4
               Year Ended April 30, 2004                                    F-5
               Year Ended April 30, 2003                                    F-6

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Brown-Forman Corporation
                                            (Registrant)


Date:   September 8, 2005                  By:  /s/ Nelea A. Absher
                                                Nelea A. Absher
                                                Vice President and
                                                Assistant Corporate Secretary

                            Brown-Forman Corporation
                 Introduction to Pro Forma Financial Statements
                                   (Unaudited)

The following presents the Company's unaudited pro forma financial information as of July 31, 2005, for the three months ended July 31, 2005, and for each of the three years in the period ended April 30, 2005. The unaudited pro forma condensed consolidated statements of operations give effect to the Company's sale of Lenox as if it had occurred on May 1, 2002. The unaudited pro forma balance sheet has been prepared as if the sale had occurred on July 31, 2005.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company's historical consolidated financial statements and accompanying notes. The unaudited pro forma condensed consolidated financial statements may not necessarily reflect the financial position or results of operations that would have been obtained if the transaction had been consummated on the dates indicated in the unaudited pro forma condensed consolidated financial statements. In addition, the unaudited pro forma condensed consolidated financial statements do not purport to be indicative of the Company's future operating results.

                            Brown-Forman Corporation
                       Pro Forma Balance Sheet (Unaudited)
                                  July 31, 2005


                                                                        Divested               Sales
(Dollars in millions)                             Historical          Operations(a)          Proceeds(b)          Pro Forma
                                                  ----------           ------------          ----------           ---------
Assets:
Cash and cash equivalents                         $  265.3                                     $196.5               $461.8
Accounts receivable, net                             321.0                                                           321.0
Inventories                                          488.0                                                           488.0
Current portion of deferred income taxes              69.9                                                            69.9
Current assets held for sale                         176.6               $(164.9)                                     11.7
Other current assets                                  19.5                                                            19.5
                                                   -------               -------              -------              -------
     Total current assets                          1,340.3                (164.9)               196.5              1,371.9

Property, plant, and equipment, net                  414.2                                                           414.2
Prepaid pension cost                                 128.5                                                           128.5
Trademarks and brand names                           331.5                                                           331.5
Goodwill                                             188.5                                                           188.5
Noncurrent assets held for sale                      154.9                (147.7)                                      7.2
Other assets                                          38.8                                                            38.8
                                                   -------               -------              -------              -------
     Total assets                                 $2,596.7               $(312.6)              $196.5             $2,480.6
                                                   =======               =======              =======              =======

Liabilities:
Accounts payable and accrued expenses             $  227.1                                                          $227.1
Accrued income taxes                                  75.1                                                            75.1
Dividends payable                                     29.9                                                            29.9
Current portion of long-term debt                    249.3                                                           249.3
Current liabilities held for sale                     63.8                $(62.2)                                      1.6
                                                   -------               -------              -------              -------
     Total current liabilities                       645.2                 (62.2)                                    583.0

Long-term debt                                       351.6                                                           351.6
Deferred income taxes                                155.2                                                           155.2
Accrued postretirement benefits                       79.4                                                            79.4
Noncurrent liabilities held for sale                  84.7                 (84.7)                                      --
Other liabilities                                     18.4                                                            18.4
                                                   -------               -------              -------              -------
     Total liabilities                             1,334.5                (146.9)                                  1,187.6

Stockholders' equity:
Accumulated other comprehensive loss                 (20.7)                 27.5                                       6.8
Other stockholders' equity                         1,282.9                (193.2)              $196.5              1,286.2
                                                   -------               -------              -------              -------
     Total stockholders' equity                    1,262.2                (165.7)               196.5              1,293.0
                                                   -------               -------              -------              -------

Total liabilities and stockholders' equity        $2,596.7               $(312.6)              $196.5             $2,480.6
                                                   =======               =======              =======              =======

Notes to Unaudited Pro Forma Balance Sheet as of July 31, 2005

(a) To eliminate the book value of Lenox assets and liabilities sold to Department 56.
(b) To record proceeds from sale of Lenox to Department 56.

                            Brown-Forman Corporation
                        Pro Forma Statement of Operations
                    For the Three Months Ended July 31, 2005
                                   (Unaudited)

(Dollars in millions, except per share amounts)                         Divested
                                                  Historical          Operations(c)          Pro Forma
                                                  ---------           ------------           ---------

Net sales                                          $ 547.5                                    $ 547.5
Excise taxes                                          97.7                                       97.7
Cost of sales                                        146.8                                      146.8
                                                   -------               -------              -------
      Gross profit                                   303.0                                      303.0

Advertising expenses                                  72.3                                       72.3
Selling, general, and administrative expenses        110.3                                      110.3
Other expense (income), net                          (13.7)                                     (13.7)
                                                   -------               -------              -------
   Operating income                                  134.1                                      134.1

Interest income                                        1.9                                        1.9
Interest expense                                       4.5                                        4.5
                                                   -------               -------              -------
   Income from continuing operations
    before income taxes                              131.5                                      131.5

Income taxes                                          43.6                                       43.6
                                                   -------               -------              -------
   Income from continuing operations                  87.9                                       87.9

Loss from discontinued operations,
 net of income taxes                                 (75.1)              $ (74.8)                (0.3)
                                                   -------               -------              -------
   Net income                                      $  12.8               $ (74.8)             $  87.6
                                                   =======               =======              =======

Basic earnings (loss) per share:
   Continuing operations                           $  0.72                                    $  0.72
   Discontinued operations                           (0.62)              $ (0.62)                 --
                                                   -------               -------              -------
      Total                                        $  0.10               $ (0.62)             $  0.72
                                                   =======               =======              =======

Diluted earnings (loss) per share:
   Continuing operations                           $  0.71                                    $  0.71
   Discontinued operations                           (0.61)              $ (0.61)                 --
                                                   -------               -------              -------
      Total                                        $  0.10               $ (0.61)             $  0.71
                                                   =======               =======              =======

Shares (in thousands) used in the
calculation of earnings (loss) per share:
   Basic                                           121,945                                    121,945
   Diluted                                         123,161                                    123,161

Note to Unaudited Pro Forma Statement of Operations for the Three Months Ended July 31, 2005

(c) To eliminate the Lenox operations sold to Department 56 from historical operating results.


                            Brown-Forman Corporation
                        Pro Forma Statement of Operations
                        For the Year Ended April 30, 2005
                                   (Unaudited)

(Dollars in millions, except per share amounts)                         Divested
                                                  Historical          Operations(c)          Pro Forma
                                                  ---------           ------------           ---------

Net sales                                         $2,728.8               $ 465.1             $2,263.7
Excise taxes                                         416.6                                      416.6
Cost of sales                                        912.3                 260.9                651.4
                                                   -------               -------              -------
      Gross profit                                 1,399.9                 204.2              1,195.7

Advertising expenses                                 370.9                  60.6                310.3
Selling, general, and administrative expenses        573.6                 135.8                437.8
Goodwill impairment                                   37.0                  37.0                  --
Other expense (income), net                            0.4                   2.2                 (1.8)
                                                   -------               -------              -------
   Operating income                                  418.0                 (31.4)               449.4

Gain on sale of investment in affiliate               72.2                                       72.2
Interest income                                        6.8                                        6.8
Interest expense                                      20.6                                       20.6
                                                   -------               -------              -------
   Income before income taxes                        476.4                 (31.4)               507.8

Income taxes                                         168.1                   2.2                165.9
                                                   -------               -------              -------
   Net income                                      $ 308.3               $ (33.6)             $ 341.9
                                                   =======               =======              =======

Earnings per share:
   Basic                                           $  2.53               $ (0.28)             $  2.81
   Diluted                                            2.52                 (0.27)                2.79

Shares (in thousands) used in the
calculation of earnings per share:
   Basic                                           121,746                                    121,746
   Diluted                                         122,507                                    122,507

Note to Unaudited Pro Forma Statement of Operations for the Year Ended April 30, 2005

(c) To eliminate the Lenox operations sold to Department 56 from historical operating results.


                            Brown-Forman Corporation
                        Pro Forma Statement of Operations
                        For the Year Ended April 30, 2004
                                   (Unaudited)

(Dollars in millions, except per share amounts)                         Divested
                                                  Historical          Operations(c)          Pro Forma
                                                  ---------           ------------           ---------

Net sales                                         $2,576.8               $ 522.0             $2,054.8
Excise taxes                                         363.7                                      363.7
Cost of sales                                        914.9                 283.7                631.2
                                                   -------               -------              -------
      Gross profit                                 1,298.2                 238.3              1,059.9

Advertising expenses                                 353.8                  73.9                279.9
Selling, general, and administrative expenses        533.0                 142.6                390.4
Other expense (income), net                           10.8                   6.6                  4.2
                                                   -------               -------              -------
   Operating income                                  400.6                  15.2                385.4

Interest income                                        1.8                                        1.8
Interest expense                                      21.1                  (0.5)                21.6
                                                   -------               -------              -------
   Income before income taxes                        381.3                  15.7                365.6

Income taxes                                         127.4                   6.1                121.3
                                                   -------               -------              -------
   Net income                                      $ 253.9               $   9.6              $ 244.3
                                                   =======               =======              =======

Earnings per share:
   Basic                                           $  2.09               $  0.08              $  2.01
   Diluted                                            2.08                  0.08                 2.00

Shares (in thousands) used in the
calculation of earnings per share:
   Basic                                           121,359                                    121,359
   Diluted                                         121,986                                    121,986

Note to Unaudited Pro Forma Statement of Operations for the Year Ended April 30, 2004

(c) To eliminate the Lenox operations sold to Department 56 from historical operating results.


                            Brown-Forman Corporation
                        Pro Forma Statement of Operations
                        For the Year Ended April 30, 2003
                                   (Unaudited)

(Dollars in millions, except per share amounts)                         Divested
                                                  Historical          Operations(c)          Pro Forma
                                                  ---------           ------------           ---------

Net sales                                         $2,376.3               $ 525.7             $1,850.6
Excise taxes                                         317.5                                      317.5
Cost of sales                                        878.5                 275.9                602.6
                                                   -------               -------              -------
      Gross profit                                 1,180.3                 249.8                930.5

Advertising expenses                                 321.3                  77.9                243.4
Selling, general, and administrative expenses        491.3                 138.2                353.1
Other expense (income), net                           (4.5)                  2.7                 (7.2)
                                                   -------               -------              -------
   Operating income                                  372.2                  31.0                341.2

Interest income                                        2.3                   0.3                  2.0
Interest expense                                       7.9                   0.1                  7.8
                                                   -------               -------              -------
   Income before income taxes                        366.6                  31.2                335.4

Income taxes                                         125.1                  12.2                112.9
                                                   -------               -------              -------
   Net income                                      $ 241.5               $  19.0              $ 222.5
                                                   =======               =======              =======

Earnings per share:
   Basic                                           $  1.79               $  0.14              $  1.65
   Diluted                                            1.79                  0.14                 1.65

Shares (in thousands) used in the
calculation of earnings per share:
   Basic                                           134,748                                    134,748
   Diluted                                         135,126                                    135,126

Note to Unaudited Pro Forma Statement of Operations for the Year Ended April 30, 2003

(c) To eliminate the Lenox operations sold to Department 56 from historical operating results.

                                      F-6